UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_________________________
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12
i-80 GOLD CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

i-80 GOLD CORP. 150 York Street, Suite 1802 Toronto, Ontario, M5H 3S5 CANADA You invested in i-80 GOLD CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual and Special Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 23, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 12, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.voteproxyonline.com, (2) call 1-866-600-5869 or (3) send an email to tsxtis@tmx.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 23, 2026 1:00 p.m., Eastern Time Offices of Stikeman Elliott LLP 199 Bay Street, Suite 5300, Commerce Court West Toronto, Ontario M5L 1B9 For complete information and to vote, visit www.voteproxyonline.com Your Vote Counts! i-80 GOLD CORP. 2026 Annual and Special Meeting Vote by June 23, 2026 1:00 PM ET

*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.voteproxyonline.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Number of Directors To set the Number of Directors at nine (9). For 2. Election of Directors 2a. Richard Young For 2b. Ron Clayton For 2c. John Begeman For 2d. Ronald Butler For 2e. Steven Yopps For 2f. Stephen Gottesfeld For 2g. Cassandra Joseph For 2h. Arthur Einav For 2i. Michael Jalonen For 3. Appointment of Auditor Appointment of Grant Thornton LLP (USA) as Auditor of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.voteproxyonline.com, be sure to click “Delivery Settings”.